Exhibit 99.1

Cycurion CEO Kevin Kelly Discusses Operational Execution, Multi‑Year Contract Momentum, and 2026 Growth Priorities in Recent Interview

April 20, 2026

MCLEAN, Va., April 20, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (Nasdaq: CYCU) (“Cycurion” or the “Company”), a leading provider of IT cybersecurity solutions and AI-driven innovations, today announced the release of a new interview featuring Kevin Kelly, Chairman and Chief Executive Officer of Cycurion, Inc.

In the interview, Mr. Kelly reflects on developments over the past several months, including financial reporting, new contract awards, and operational initiatives aimed at strengthening efficiency and scalability. He emphasizes management’s focus on transitioning from restructuring to disciplined execution following Cycurion’s previously announced strategic reorganization, which is expected to generate more than $2.2 million in annual cost savings.

The discussion also addresses Cycurion’s performance following a challenging 2025, when delayed government spending and contract timing created near-term headwinds. Mr. Kelly outlines early indicators in 2026 that he believes support management’s view that those pressures were transitory, pointing to renewed customer engagement, improving demand signals, and improved visibility across the company’s pipeline.

Watch the full interview here: https://youtu.be/xQIOqTufAo4

The interview highlights Cycurion’s continued momentum in winning multi‑year contract awards. Mr. Kelly discusses the company’s recently announced multi‑year engagement with a Fortune 500 partner supporting a major government agency, valued at approximately $1 million in its first year with potential for future expansion. He highlights how this award reflects Cycurion’s positioning in AI‑driven cybersecurity solutions for government clients and prime contractors seeking advanced, scalable capabilities.

Looking ahead, Mr. Kelly outlines the milestones and priorities investors should monitor over the coming quarters, including continued operational discipline, execution on recently awarded contracts, expansion within existing customer relationships, and progress toward sustainable revenue growth and margin improvement.

In closing, Kelly concluded, “As investors look at Cycurion in 2026, a key theme is profitable growth,” said Kevin Kelly, Chairman and Chief Executive Officer of Cycurion. “We are focused on building a larger, more profitable organization by executing on the foundation we’ve put in place, while also pursuing strategic inorganic growth to scale the business over time. Our objective is to grow into a $40 million company, then $60 million, and ultimately much larger cybersecurity company, and we believe that by the end of this year, Cycurion is positioned to become a larger, stronger organization as a result.”

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies, Cloudburst Security, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future.

More info: www.cycurion.com

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, including the John Doe lawsuit, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com

Cycurion Media Relations:
(888) 341-6680
media@cycurion.com

Source Cycurion, Inc.

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